UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

   Date of report (Date of earliest event reported):  November 2, 2005


                         QUANTRX BIOMEDICAL CORPORATION
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                   (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                       (State or Other Jurisdiction of Incorporation)

                000-17119                             33-0202574
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        (Commission File Number)           (IRS Employer Identification No.)

      321 Norristown Road, Ste. 230
               Ambler, PA                                         19002
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (215) 540-4310
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                    (Registrant's Telephone Number, Including Area Code)

                            A-Fem Medical Corporation
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               (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR
240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      On December 9, 2005, QuantRx Biomedical Corporation (the "Company"), formerly known as A-Fem Medical Corporation, issued a press release announcing such corporate name change, which became effective on December 2, 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

      The Company filed with the Secretary of State of Nevada an amendment to its Articles of Incorporation to effect the corporate name change. The Company also amended its Bylaws to reflect the name change. The amendments to the Company's Articles of Incorporation and Bylaws were approved by the unanimous written consent of the Board of Directors of the Company and by the holders of a majority of the issued and outstanding capital stock, on an as converted basis, of the Company. A copy of the amendment to the Company's Articles of Incorporation and the amendment to its Bylaws are attached to this Current Report on Form 8-K as Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated herein by reference.

      The information included or incorporated in this report, including Exhibits 99.1, 99.2 and 99.3, are being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Exhibit No.
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99.1             Press release, dated December 9, 2005, announcing the
                 Company's change of corporate name

99.2 Certificate of Amendment to Articles of Incorporation of A-Fem Medical Corporation, effective December 2, 2005, amending the corporate name

99.3 Amendment No. 1 to the Bylaws of A-Fem Medical Corporation, effective December 2, 2005, amending the corporate name
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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       QUANTRX BIOMEDICAL CORPORATION


Date:  December 9, 2005                By:  /s/ Walter Witoshkin
                                            ------------------------------------
                                            Walter Witoshkin
                                            President & Chief Executive Officer